SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
July 21, 2008

Oconee Financial Corporation
(Exact name of registrant as specified in its charter)

Georgia	No. 000-25267	No. 58-244-2250
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

35 North Main Street Watkinsville, Georgia 30677
(Address of principal executive offices)

Registrant's telephone number, including area code:
(706) 769-6611

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❑	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❑	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 5.02 (b)	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On July 21, 2008, John A. Hale announced his retirement from his position as a director of Oconee Financial Corporation (“Oconee”) effective immediately.  Mr. Hale had served as a director of Oconee since 1982, including serving as the Vice Chairman of the Board until May 2008.  Mr. Hale cited his declining health as the primary reason for his retirement.

Oconee did not name a replacement to serve the remainder of Mr. Hale’s term, which will expire in May 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Oconee Financial Corporation

By: /s/ Steven Rogers
Steven Rogers
Vice President and Chief Financial Officer
July 28, 2008